United States

Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2008

SHUFFLE MASTER, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-20820	41-1448495
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation or Organization)

1106 Palms Airport Drive Las Vegas, Nevada (Address of Principal Executive Offices)		89119-3720 (Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 8, 2008, Shuffle Master, Inc. (NASDAQ National Market: SHFL) (either the “Company,” “we” or “us”) amended its Annual Report on Form 10-K for the fiscal year ended October 31, 2007 (“Form 10-K/A”) that was previously filed with the Securities and Exchange Commission (the “SEC”) on January 18, 2008 (“Original Filing”).  The Form 10-K/A was filed in order to add language in the Reports of Independent Registered Public Accounting Firm (“Auditor’s Opinions”) to indicate that the nature, timing and extent of audit tests were also applied to the financial statement schedule (“Schedule II”) which reference was inadvertently excluded from the Auditor’s Opinions included in the Original Filing.  Schedule II was included in the Original Filing; however, the Auditor’s Opinions omitted a reference to Schedule II. Additionally, the Auditor’s Opinions were revised to refer to the Company’s changed methodology of accounting for share-based compensation to conform to Statement of Financial Accounting Standards No. 123(R), Share-Based Payment in November 2005. No revisions and / or adjustments were made to the audited Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Changes in Shareholders’ Equity and Consolidated Statements of Cash Flows or to Schedule II as part of this amendment.

As a result of the amendment related to the Auditor’s Opinions, the Company also included expanded discussion in Note 7 -Debt and Long-Term Liabilities, Note 14 - Operating Segments and Note 15 – Commitments and Contingencies to the audited consolidated financial statements included in Item 8 in the Form 10-K/A in response to a comment letter received from the SEC in connection with its review of the Original Filing, the Company’s Form 10-Q for the quarter ended January 31, 2008 and the Company’s Definitive Proxy Statement filed on February 15, 2008 (the “Comment Letter”).  In Note 7, we included the debt compliance covenant ratios and respective limitations as defined in our Senior Secured Revolving Credit Facility Agreement.  In Note 14, we added discussion related to unallocated corporate expenses included in segment operating income.  In Note 15, we added clarification language to each of the pending litigation under legal proceedings. The Comment Letter recommended including expanded discussion, where relevant, in any future filings.  This amendment is deemed a future filing.

All information in the amendment is as of January 18, 2008 and does not reflect any subsequent information or events other than the expanded discussion as noted above. In addition, in accordance with Rule 12b-15 promulgated under the Securities and Exchange Act of 1934, as amended, this amendment also includes updated certifications from our Chief Executive Officer and Chief Financial Officer as Exhibits 31.1, 31.2, 32.1 and 32.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: July 8, 2008

/s/ Mark L. Yoseloff
Mark L. Yoseloff
Chairman of the Board and Chief Executive Officer